MUFG Americas Holdings Corporation Investor Presentation for the Quarter Ended June 30, 2019 MUFG Americas Holdings Corporation

Forward-Looking Statements and Non-GAAP Financial Measures This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the Securities and Exchange Commission (SEC). The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “expect," “target,” “anticipate,” “intend,” “plan,” “seek," "estimate,” “potential,” “project,” "forecast," "outlook," or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” "might," or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above, in this presentation, or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial condition, results of operations and prospects. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes the tangible common equity capital ratio to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. This investor presentation also includes the adjusted efficiency ratio to enhance the comparability of MUAH's efficiency ratio when compared with other financial institutions. This presentation should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarter ended June 30, 2019. MUFG Americas Holdings Corporation Investor Presentation, 2Q19 2

Overview of U.S. Presence

- Mitsubishi UFJ Financial Group (MUFG) U.S. franchise is the 11th largest among U.S. banks with combined total assets of $340 billion[1] as of 3/31/2019
- Strong footprint in affluent West Coast markets complemented by national reach via Wholesale & Investment Banking and PurePoint
- Experienced local management team and a majority of independent board members
- High quality loan portfolio with historically strong credit performance – non-performing assets and net charge-offs generally below peer group
- Strong credit ratings and benefit from ownership by MUFG, one of the world's largest financial organizations
- Strong balance sheet with high-quality capital base and strong liquidity – Tier 1 risk-based capital ratio of 13.82% (vs. 11.85% reference banks average[2])



Chicago (4)
New York (3)
MUFG
PUREPOINT.
FINANCIAL
UnionBank
Texas (7):
Dallas (3)
Houston (4)
Florida (8):
Miami (5)
Tampa (3)

1. Source: 3/31/19 FR Y-7Q
2. Reference banks consist of 13 CCAR-filing public regional banks (BBT, CFG, CMA, COF, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, ZION) plus the four largest U.S. money center banks (BAC, C, JPM, WFC). Reference Banks' average based on reporting through August 6, 2019 (Source: SNL Financial)

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

3

MUFG has a Significant Presence in the U.S.

Significant presence in the United States through MUFG Americas Holdings Corp. (MUAH), its Intermediate Holding Company, as well as through MUFG branches, collectively referred to as Combined U.S. Operations (CUSO)



Mitsubishi UFJ Financial Group (MUFG)
100%
Mitsubishi UFJ Securities Holdings (MUS)
100%
MUFG Bank, Ltd. (formerly Bank of Tokyo-Mitsubishi UFJ, Ltd.)
100%
Mitsubishi UFJ Trust and Banking (MUTB)
4.9%
95.1%
Combined U.S. Operations
Branches
MUFG Americas Holdings Corp (MUAH)
Intermediate Holding Company
MUFG Bank NY
6/30/19 assets: $134.0B
MUTB NY
6/30/19 assets: $16.3B
MUFG Bank LA
6/30/19 assets: $9.4B
MUFG Bank Chicago
6/30/19 assets: $3.9B
MUFG Union Bank, N.A. (MUB)
6/30/19 assets: $133.5B
MUFG Securities Americas (MUSA)
6/30/19 assets: $35.1B
Non-Bank Subs (Leasing)
6/30/19 assets: $3.4B1
Latin America & Canada Operations
MUFG Americas
MUFG U.S.

MUFG[2]

- ***Total Assets:*** $2.8 trillion, 5th largest globally
- ***Loans:*** $971 billion
- ***Locations:*** ~1,800
- ***Employees:*** ~150,000 across 50+ countries
- ***Deposits:*** $1.6 trillion, 6th largest globally

MUFG U.S.

- ***Total Assets:*** $340 billion[3]
- ***Loans:*** $190 billion, 8th largest among U.S. Banks[3]
- ***Locations:*** 376 branches (incl. PurePoint)[4]
- ***Employees:*** ~13,250 FTE[5]
- ***Deposits***: $183 billion[3]

1. Net of intercompany eliminations
2. MUFG: Total Assets, Loans, and Deposits as of 3/31/2019 using an exchange rate of USD 1.00 = JPY 110.99; global rankings for Total Assets and Deposits are as of 12/31/2018; locations, employees, and countries are as of 3/31/2019
3. MUFG U.S.: Total Assets of $340 billion, Loans of $190 billion, and Deposits of $183 billion; including intercompany adjustments as of March 31, 2019
4. Includes all U.S. branches and PurePoint financial centers
5. Source: MUAH's 12/31/2018 10-K filing, number of full-time equivalent (FTE) employees for MUAH only

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

4

Who We Are MUFG has grown to become MUFG Americas serves our one of the largest individual, corporate, and comprehensive financial groups institutional clients in the United in the world, building on over States, Canada, and Latin 360 years of financial expertise America Mitsubishi UFJ Financial Group (MUFG) MUFG Americas MUFG U.S. MUFG Americas Holdings Corporation (MUAH) MUFG U.S. includes MUAH, as well MUAH is a U.S. financial and bank as our MUFG Bank and MUTB U.S. holding company that includes branches, collectively referred to as MUFG Union Bank N.A., MUFG Combined U.S. Operations (CUSO) Securities Americas and all MUFG's non-branch U.S. subsidiaries MUFG Americas Holdings Corporation Investor Presentation, 2Q19 5

MUFG's Journey in the Americas We serve our corporate and investment banking clients under the MUFG Brand; our consumer, Corporate and Investment Integration wealth, and commercial MUFG builds global banking formed of U.S. Banking banking clients under the network of overseas Operations Union Bank brand; Union Bank, formerly bases comparable to Union Bank becomes under MUAH/ and our direct banking known as Bank of major banks of wholly owned subsidiary of MUFG Union Stephen Cummings is named business under the California, is formed Europe and U.S. MUFG Bank CEO for the Americas PurePoint brand 1864 1970s 2008 2014 2015 2017 Today 1880 1988 2010 - 2013 2016 2019 MUFG, formerly known MUFG acquires Acquired: Formation of MUAH as Intermediate Acquired Intrepid as Yokohama Specie Union Bank • Tamalpais Bancorp (2010) Regional Bank Holding Company Investment Bankers Bank, Bank of Tokyo, is ~$600 million assets under Single Consolidates MUFG U.S. formed Leadership Subsidiaries, including Acquired Trade • Frontier Bank (2010) MUFG Securities Americas Payable Services ~$3 billion assets (Enhanced Prudential (TPS), a leading Standards Implementation) supply chain finance • Pacific Capital Bancorp (2012) platform, from GE ~$6 billion assets Capital • Smartstreet (2012) ~$1 billion assets • First Bank (2013) ~$550 million assets • PB Capital (2013) ~$3.5 billion assets MUFG Americas Holdings Corporation Investor Presentation, 2Q19 6

Evolution of Strategic Plan

FY2015 ~ FY2017

Organizational Change
- Integrated Retail and Commercial Banking units under single leadership
- Enhanced Prudential Standards implementation (Intermediate Holding Company formation in 2016)

Business Strategy
- Launched **PurePoint Financial**
- Entered into **unsecured consumer lending** and **credit card** businesses
- Built **MUFG capital markets platform**
- Initiated **balance sheet optimization**

Regulatory Compliance
- Enhanced liquidity & compliance areas
- Invested in operational risk capabilities in areas of liquidity, IT risk, and compliance

Operational Efficiency
- Implemented expense initiatives including spans and layers, and organizational simplification to fund above initiatives

FY2018 ~ FY2020

Business Strategy
- Expand and diversify Regional Bank business model and balance sheet (**unsecured consumer lending, PurePoint, mortgage servicing rights**)
- Product / market expansion in Wholesale and Investment Banking (e.g., **leveraged finance, securitized products, supply chain finance**)
- **Balance sheet optimization** (e.g., liquidity and capital management)

Regulatory Compliance
- Further development of operational risk capabilities

Operational Efficiency
- Expand expense reduction initiatives
- Launch of Technology Transformation program (**core banking, data, cloud**)
- Customer journey-based digitalization
- Optimize capital efficiency (including capital distributions)

Inorganic Opportunity
- Seek opportunities having high strategic alignment and return on equity contribution (e.g., Trade Payable Services and Intrepid Investment Bankers)

MUFG Americas Holdings Corporation Investor Presentation, 2Q19
7

Key Strategic Initiatives

Business Strategic Imperatives

- Effectively Manage Risk and Meet Regulatory Requirements
- Digitalize and Enhance Infrastructure
- Drive Strategic Business Initiatives and Enhance Profitability
- Develop Lean and Nimble Operating Model Through Rewiring

Select Priority Initiatives

Enterprise	Wholesale Bank	Regional Bank
Infrastructure Transformation & Support Unit Initiatives	Financial Sponsors / Leveraged Finance	Consumer Finance
	Working Capital Solutions	Scale PurePoint Financial
Deposit Gathering	Securitized & Warehoused Products	Drive Fees (Mortgage Servicing Rights & Other)
	Equity Margin Lending	

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

8

Regional Bank Overview

The Regional Bank is one of the largest regional bank holding companies in the United States, serving customers nationally through PurePoint Financial and in the West Coast leveraging the 150-year history and brand of Union Bank

$71 Billion Loans[1]	
6th	Jumbo mortgage portfolio in the **U.S.**[3]
16th	Commercial Real Estate portfolio in the **U.S.**[4]
$9.1B	**Commercial & Industrial** loans as of 6/30/2019
~7%	Mid-market Commercial West Coast Share[5]
$3.6B	**Unsecured Consumer Loans** as of 6/30/2019[2]

$60 Billion Deposits[1]	
342	Full-service branches in California, Oregon and Washington
5th	Retail deposit market share in **California** (4.0%)[6]
17th	Total deposit market share in the **U.S.**[7]
$7.6B	**PurePoint** deposits as of 6/30/2019 (vs. $6.8 billion as of 3/31/2019)
~31%	**Non-Interest Bearing Deposits** as of 6/30/2019

1. As of 6/30/2019
2. Does not include credit card portfolio
3. Source: Data as of 6/30/19, sourced from CoreLogic
4. Source: Commercial Mortgage Alert as of 12/31/17
5. Source: Based on % of lead relationships as a % of the total market, 2018 Greenwich Associates Market Tracking Program (Union Bank - CA/OR/WA - $20MM - 2B - Full Year 2018)
6. Source: SNL Financial as of 6/30/18, Pro Forma ownership which captures any known M&A or branch closure activity up to the current date, $500M deposit cap applied as a proxy for Retail deposits
7. Source: SNL Financial as of 6/30/18, Pro Forma ownership which captures any known M&A or branch closure activity up to the current date, no deposit cap applied

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

9

MUAH Key Business Segments

Diversification across segments and products as illustrated through revenue and earnings mix. Key MUAH business segments[1] consist of:

Regional Bank	U.S. Wholesale & Investment Banking[2]	Transaction Banking	MUFG Securities Americas
Provides banking products and services to individual and business customers in California, Washington, and Oregon through five major business lines: Consumer Banking, Commercial Banking, Real Estate Industries, Wealth Markets, and PurePoint Financial which is a national platform for non-footprint areas	Delivers a full suite of products and services to large and mid-corporate customers based on industry-focused coverage teams, including credit as well as global treasury management, capital market solutions, foreign exchange, and interest rate risk products	Offers working capital management and asset servicing solutions, including deposits and treasury management, trade finance, and institutional trust and custody to customers	Engages in capital markets origination activities, domestic and foreign debt and equity securities transactions, private placements, collateralized financings, and securities borrowing and lending transactions

2Q19 Revenues by Segment ($MM)[4]



$335
23.5%
$691
48.5%
$122
8.6%
$83
5.8%
$195
13.7%
Regional Bank
U.S. Wholesale & Investment Banking
Transaction Banking
MUSA
Other[3]

2Q19 Net Income by Segment ($MM)



$101
$59
$19
$7
$13
Regional Bank
U.S. Wholesale & Investment Banking
Transaction Banking
MUSA
Other[3]

1. Source: Form 10-Q for quarter end June 30, 2019
2. Marketed as Japanese Corporate and Investment Banking for Japanese corporate customers
3. Other includes Corporate Treasury, fees from affiliates and noninterest expenses associated with MUFG Bank, Ltd. branch banking operations
4. Numbers may not add to 100% due to rounding.

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

10

Regional Bank Lines of Business

Consumer Banking	Commercial Banking	Real Estate Industries	Wealth Markets	PurePoint Financial
Loans: $44.8B Deposits: $37.0B Revenue: $889.5MM	Loans: $10.0B Deposits: $9.8B Revenue: $221.7MM	Loans: $14.5B Deposits: $2.6B Revenue: $162.3MM	AUM/AUA: $32B Loans: $1.9B Deposits: $3.2B Revenue: $83.8MM	Deposits: $7.6B Revenue: $20.1MM
• Branch Banking • Private Banking • Mortgage Banking • Unsecured Lending • Small Business	• Middle Market • Business Banking • Specialty Niches • Professional Services • SBA Lending	• Institutional Markets • Regional Markets • Community Development Finance • Commercial Mortgage	• Private Wealth Management • Trust & Estate Services • Investment Management • Brokerage	• National Digital Bank • Financial Centers (22 Financial Centers across 6 markets)

Regional Bank Strategic Objectives

Diversify and Grow Revenue Streams on West Coast and Select Products on a National Scale	**Deepen Existing Customer Relationships and Increase Acquisition of Customers in Target Segment**	**Grow Deposits to Fund Assets at an Optimal Cost**	**Enhance Operational Capabilities to Achieve Customer and Revenue Objectives while Preparing the Bank for the Future**	**Improve ROE and Efficiency Ratio**

Financials are based on 6 months of data for the period ending 6/30/2019. Totals may not add up due to allocations

MUFG Americas Holdings Corporation Investor Presentation, 2Q19 11

Wholesale and Investment Banking Franchise Key Products Corporate Loan Project Leasing & • Covers wholesale and investment Loans Syndications Finance Tax Equity banking customer loans across the United States included in MUAH's total commercial loan portfolio of 1 Funds Asset-based Equity Margin Supply Chain over $40 billion Finance Loans Lending Finance • Consists of industry segments across MUAH, which are served by a broad suite of products across Treasury Capital Markets M&A/Event MUAH, including credit, Transaction Management Rates and FX (Debt & Equity) Finance Banking and securities products Services Key Market Segments U.S.: Core Businesses: Strong Core Markets: Deeply  Growth Business: New  Key Market Globally Momentum Entrenched Investment • Strategy – Continue • Corporate Loans • Financial Institutions • Leveraged Finance Progression, “Up and to • Project Finance • Diversified Industrials • Supply Chain Finance the Left” • Leasing & Tax Equity • Power & Utilities • Equity Margin Lending • Objective – Trusted • Funds Finance • TMT Advisor • Asset-based Loans • Oil & Gas • Balance Sheet & • Capital Markets (IG • Public Finance Investment Supports Bonds) • Entertainment Finance Strategy • Treasury Mgmt. Services • Retail • Healthcare 1. As of June 30, 2019 MUFG Americas Holdings Corporation Investor Presentation, 2Q19 12

Multi-Year Transformation Focuses on Five Key Goals Client Experience Business Agility Effective Controls Collaboration Growth A differentiated user The ability for our An effective control A modern, A growth-oriented, experience for our businesses to move environment collaborative efficient enterprise for clients fast ◦ Improve and workplace for our our shareholder colleagues ◦ Delight clients with ◦ Pivot to an agile integrate controls ◦ Enable growth a seamless product operating model throughout the data ◦ Empower rich goals of our suite enabling their that allows more lifecycle knowledge sharing businesses via new technology financial goals rapid development ◦ Enhance straight- ◦ Support inorganic ◦ Provide effortless and launch through ◦ Streamline growth aspirations processing to processes with an access to the bank ◦ Deliver a flexible, ◦ Deliver committed across channels secure, and reduce operational end-to-end customer risk cost savings ◦ Anticipate client scalable view needs technology ◦ Leverage platform to capture automation to ◦ Worry about opportunities faster strengthen protecting our monitoring and risk clients, so they don’t management have to Leading to the Four Pillars of the Transformation Program Data Analytics Technology Agile Core Banking and Modernization and Transformation Functionality (API, Cloud, etc.) Talent Optimization MUFG Americas Holdings Corporation Investor Presentation, 2Q19 13

Digitalization Roadmap: Journey Based Organization 1 CUSTOMER-CENTRIC OBJECTIVES Consumers “Make it safe “Make it “Make it “Do for “Think and secure” easy to do” faster” Me” for Me” Small Business 2 CUSTOMER-CENTRIC ORGANIZATION Leverage technology to enable and innovate digital customers’ Communication Education UI/UX DIGITAL banking experience CUSTOMER DIGITAL EXPERIENCE AWARENESS Research Coordination DIGITAL PRODUCTS & INNOVATION Enable & Innovate Chatbot Voice Banking Wearable IoT Technology Acquire Service Identify Pay Financial Account Channel Wellness Aggregation Integration 3 UTILIZING DATA & INSIGHTS Contactless Artificial Machine Learning Blockchain Intelligence -Test -Define Journeys -Learn 3. Optimize 1. Discover -Identify Pain Points -Improve Data 2. Active & Engage -Target customers -Personalize offer MUFG Americas Holdings Corporation Investor Presentation, 2Q19 14

Leadership Team and Board of Directors



Stephen Cummings

MUFG	MEO, Regional Executive for the Americas and MEO of Global Corporate & Investment Banking Business Group
MUFG Bank	MEO, Regional Executive for the Americas, Deputy Chief Executive, Global Corporate & Investment Banking Business Unit and CEO for MUAH, Global Commercial Banking Business Unit
MUAH/MUB	President & CEO



Kazuo Koshi

MUFG	MEO and Deputy Regional Executive for the Americas
MUFG Bank	MEO, Deputy REA and Regional Head for Latin America
MUAH/MUB	PMO (as MUFG/MUFG Bank Deputy REA)



NORTH AMERICA WHOLESALE & INVESTMENT BANKING

Kevin Cronin
Head of North America Wholesale & Investment Banking



TRANSACTION BANKING

Ranjana Clark
Head of Transaction Banking



FINANCE

Johannes Worsoe
Chief Financial Officer



LEGAL

Michael Coyne
General Counsel





REGIONAL BANK

Stephen Cummings/ Kevin Cronin
Interim Co-Heads



MUFG SECURITIES AMERICAS (MUSA)

William Mansfield
Regional Head of Global Markets / CEO MUSA



RISK

Donna Dellosso
Chief Risk Officer



HUMAN RESOURCES

Amy Ward
Chief Human Resources Officer



JAPANESE CORPORATE BANKING

Daisuke Bito
Head of Japanese Corporate Banking for the Americas



CHIEF OF STAFF

Masatoshi Komoriya
Chief of Staff



SYSTEMS/OPERATIONS

Christopher Higgins
Chief Information and Operations Officer & Head of Transformation Program



CORPORATE ADMINISTRATIONS

Michael Thom
Chief Corporate Administrative Officer

Board Members

Independent Board Members

- Toby S. Myerson
- Roberta A. Bienfait
- Michael D. Fraizer
- Mohan S. Gyani
- Ann F. Jaedicke
- Suneel Kamlani
- Barbara L. Rambo
- Dean A. Yoost

Shareholder Appointees

- Masato Miyachi
- Stephen Cummings
- Kazuo Koshi
- Muneaki Tokunari
- Kazuto Uchida

MEO: Managing Executive Officer
REA: Regional Executive for the Americas

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

15

MUFG takes pride in our Achievements in Banking and Serving Our Communities MUFG Achievements 2017 Outstanding Rating Community Reinvestment Act Most Recent Performance Evaluation (2012—2014), Office of the Comptroller of the Currency 2017 Ranjana Clark, Most Powerful Women in Banking American Banker Magazine 2017 Top Lead Arranger for Clean-Energy and Energy-Smart Technologies Financing Six of Last Eight Years, Bloomberg’s New Energy Finance League Table 2018 Bloomberg Gender Equality Index 2019 Corporate Equality Index Earning a perfect score for the sixth consecutive year, Human Rights Campaign Foundation 2019 Best Regional Banks Kiplinger's Corporate Social Responsibility Commitment to Communities (CRA rating of outstanding) 46,470 hours 6,700+ $41 billion $11.2 billion Volunteer hours3 completed by New businesses created1 In total pledged commitments under In environmentally sustainable MUFG employees in 2018 our 5-year Community Service finance2 Action Plan 40 million 14% $2.4 billion+ Families served1 Reduction commitment in In lending and investments to 2 (through access to food / other programs) greenhouse gas emissions  support affordable housing 1. As of 12/31/2016 2. As of 12/31/2018 3. Source: VolunteerMatch.com MUFG Americas Holdings Corporation Investor Presentation, 2Q19 16

Financial Summary for MUAH This section only includes financials and other disclosures for MUAH and excludes MUFG Americas operations outside of MUAH 17

2019 Second Quarter MUAH Results For the Three Months Ended June 30, March 31, June 30, (Dollars in millions) 2019 2019 2018 Results of operations: Net interest income $ 777 $ 783 $ 825 Noninterest income 649 632 596 Total revenue 1,426 1,415 1,421 Noninterest expense 1,154 1,170 1,083 Pre-tax, pre-provision income1 272 245 338 (Reversal of) provision for credit losses 56 38 (19) Income before income taxes and including noncontrolling interests 216 207 357 Income tax expense (benefit) 20 28 28 Net income including noncontrolling interests 196 179 329 Deduct: Net (income) loss from noncontrolling interests 3 5 15 Net income attributable to MUAH $ 199 $ 184 $ 344 Compared to the second quarter of 2018, net income decreased by $145 million • Total revenue was $1.4 billion, up $5 million from the second quarter of 2018 due to $53 million increase in noninterest income primarily due to fees from affiliates offset by $48 million decrease in net interest income caused by higher borrowing costs • The provision for credit losses was $56 million for the three months ended June 30, 2019, compared with a reversal of $19 million for the three months ended June 30, 2018 • The provision for credit losses in 2019 was primarily due to growth in unsecured consumer loan balances and impaired loans • The reversal of provision for credit losses in 2018 reflected general improvement in portfolio credit quality and refinements to the qualitative considerations used in our reserve methodology during the second quarter of 2018 1. Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle MUFG Americas Holdings Corporation Investor Presentation, 2Q19 18

MUAH Balance Sheet and Profitability Highlights as of Period End

- $172.0 billion in total assets, of which MUB has $133.5 billion and MUSA has $35.1 billion
  - Assets comprised of high-quality mortgage / C&I loans ($88 billion) and highly liquid securities ($26 billion), among others
- Strong deposit base ($95 billion) supported with wholesale funding

	June 30,	March 31,	June 30,
Balance sheet (end of period)			
Total assets	$ 172,010	$ 170,707	$ 160,373
Total loans held for investment	88,468	87,587	82,236
Total securities	25,595	28,216	27,014
Securities borrowed or purchased under repo	24,006	22,860	20,048
Trading account assets	10,910	10,889	12,320
Total deposits	94,588	92,905	85,516
Securities loaned or sold under repo	28,917	27,425	25,579
Long-term debt	16,068	17,335	14,192
Trading account liabilities	3,805	3,896	4,991
MUAH stockholders' equity	17,266	16,897	18,462
Performance ratios			
Net interest margin [1,2]	2.03%	2.06%	2.30%
Return on average assets [1]	0.45	0.44	0.64
Return on average MUAH stockholders' equity [1]	4.53	4.41	5.60
Return on tangible common equity [1,4]	5.93	5.76	7.09
Efficiency ratio [3]	81.80	82.67	82.45
Adjusted efficiency ratio [4]	77.82	78.96	74.00

1. Annualized based on year to date activity
2. Net interest margin is presented on a taxable-equivalent basis using the federal statutory tax rate of 21% for 2018 and 2019
3. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income)
4. Non-GAAP financial measure in our 10-Q for the quarters ended June 30, 2019 and March 31, 2019.

Compared to the previous quarter:

- Total assets increased $1.3 billion driven by increased cash and cash equivalent of $1.0 billion, securities borrowed or repurchased under repo of $1.1 billion, loans held for investment of $0.9 billion and other assets of $0.9 billion slightly offset by lower securities of ($2.6) billion
- Loans held for investment increased primarily due to growth in the commercial mortgage and unsecured consumer loan portfolios
- Total deposits increased $1.7 billion primarily due to time deposits related to brokered deposits and PurePoint Financial

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

19

Positive Balance Sheet Growth Trends Earning Asset Mix1 Loan Portfolio Composition2 Lease Financing, 1.4% Trading Assets & Other, Securities Purchased 7.1% Construction, 1.9% under Repo and Cash and Cash Residential Borrowed, 14.7% Commercial Equivalents, 4.7% Mortgage, 43.4% Mortgage, 17.8% Securities, 16.9% Loans, 56.6% Commercial & Unsecured Consumer Industrial, 28.5% and Home Equity, 7.0% Earning Assets3 ($B) Deposit Growth4 ($B) +7.1% +10.6% 7 4 4 5 6 32 31 32 13 13 11 11 32 13 22 23 33 20 20 21 27 27 28 27 27 12 15 17 7 10 82 83 85 87 88 4 4 4 4 4 9 9 10 10 9 32 33 34 33 33 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Money Market Savings Interest Checking Loans Securities Time Deposit Non-Interest Bearing Securities Purchased under Repo and Borrowed Trading Assets & Other Cash and Cash Equivalents 1. Average balance for the quarter ended June 30, 2019. May not total 100% due to rounding 2. Period-end total loans held for investment, including all nonperforming loans and purchased credit-impaired loans. May not total 100% due to rounding 3. Average quarterly balances and growth rate may not total due to rounding MUFG Americas Holdings Corporation Investor Presentation, 2Q19 4. Ending quarterly balances and growth rate may not total due to rounding 20

Strong Deposit Base Regional Bank Transaction Banking • Focus on growing core deposits with innovative new • Focus on key customer segments, with improved products and promotions customer segmentation and pricing strategies • Target nationwide customers via PurePoint to build • Align product and platform build-outs to increase PxV alternative funding source and drive core balance growth • Expand deposit and loan product offerings Deposit Breakdown ($B) Major Deposit Share in Key California Locations1,2 Metropolitan Statistical Area (MSA) / State Rank Share (%) $94.6 billion 2Q19 Deposits Santa Maria-Santa Barbara, CA 2 16.60 San Diego-Chula Vista-Carlsbad, CA 3 14.25 Transaction & Money Market Savings Salinas, CA 5 8.97 Los Angeles-Long Beach-Anaheim, CA 4 8.21 Time Non-Interest Bearing Fresno, CA 4 6.65 Oxnard-Thousand Oaks-Ventura, CA 5 5.75 Sacramento-Roseville-Folsom, CA 5 4.43 $31.7 34% Riverside-San Bernardino-Ontario, CA 6 4.07 $36.4 San Francisco-Oakland-Berkeley, CA 7 2.53 38% San Jose-Sunnyvale-Santa Clara, CA 10 2.21 Overall California 4 5.84 $17.1 $9.4 18% 10% 1. Source: SNL Financial as of 6/30/18, “Pro Forma” ownership which captures any known M&A or branch closure activity up to the current date, no deposit cap applied 2. The above balances do not include PurePoint deposits which are primarily placed with customers outside MUB's West Coast markets MUFG Americas Holdings Corporation Investor Presentation, 2Q19 21

Consumer Loan Portfolio Consumer portfolio continues to exhibit strong credit quality Residential Mortgage Loan Portfolio Unsecured Consumer & Home Equity1 Period-end Loan Balances and Net Charge-offs ($MM) Period-end Loan Balances and Net Charge-offs ($MM) $37,552 $38,059 $38,439 $38,439 $38,369 $1 $1 $1 $0 $0 2Q18 3Q18 4Q18 1Q19 2Q19 Net Charge-offs Residential Mortgage 1. Quarterly balances may not total due to rounding MUFG Americas Holdings Corporation Investor Presentation, 2Q19 22

Consumer Loans Continues to Perform Well

Residential Mortgage Performance Trends
(30 days Past Due + in Foreclosure)[3]



40.0%
30.0%
20.0%
10.0%
0.0%
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19
MUAH
MBA-CA Conventional
National Conventional
MBA-CA Conventional ARM

Unsecured Consumer and Home Equity Total Delinquency (30 Days + Past Due)[3,4]



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19
MUAH
National (SA)
CA HE 30+ (NSA)

Residential Mortgage Portfolio as of June 30, 2019:

- 35% interest-only (non-amortizing)
  - 65% weighted average LTV[1] for the I/O portfolio
- No subprime programs or option ARM loans
- Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs
- 81% of the consumer portfolio has a refreshed FICO score of 720 and above[2]
- 96% has an LTV less than or equal to 80%

1. At origination
2. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans
3. Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity-American Bankers Association
4. National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

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Commercial Loan Portfolio Commercial loan balance remains stable in 2Q2019; net charge-offs continue to illustrate strong credit quality Commercial and Corporate Loan Portfolio Period-end Loan Balances and Net Charge-offs (Recoveries) ($MM) MUFG Americas Holdings Corporation Investor Presentation, 2Q19 24

Commercial Real Estate Overview Largely secured, California-focused commercial real estate-purposed loans1 with strong credit performance Q2 2019 Property Type Breakdown Q2 2019 Geographic Distribution2 Unsecured: 5.8% Other: 14.8% Los Angeles: 20.2% Other: 14.7% Oregon: 2.3% llinois: 3.4% Multi-Family: 36.3% Washington: 7.6% Orange: 9.1% California Industrial: 65% 12.3% Secured 94% New York: 6.7% San Diego: 10.8% Santa Clara: 4.4% Other: 15.6% Alameda: 2.9% Retail: 15.7% Office: 15.2% San Bernadino: 2.2% Commercial Real Estate Statistics June 30, March 31, June 30, (Dollars in millions) 2019 2019 2018 Commitments $ 23,370 $ 22,544 $ 21,550 Commercial and Industrial 4,043 3,835 3,770 Commercial Mortgage 16,043 15,544 14,999 Construction 3,283 3,166 2,780 Outstandings 19,044 18,553 17,927 Commercial and Industrial 1,627 1,580 1,598 Commercial Mortgage 15,761 15,282 14,767 Construction 1,656 1,691 1,562 Nonperforming Loans 9 12 12 1. Commercial real estate-purposed loans are comprised of commercial mortgage loans, construction loans and C&I loans to borrowers with real estate-exposed businesses. Does not include CMBS in the investment or trading portfolios 2. Excludes loans not secured by real estate; subsets of California reported by Metropolitan Statistical Area (MSA); may not add to 100% due to rounding MUFG Americas Holdings Corporation Investor Presentation, 2Q19 25

Asset Quality Trends

Nonaccrual Loans / Total Loans[1,2]


1.0%
0.5%
0.0%
0.59%
0.56%
0.52%
0.72%
0.68%
0.49%
0.49%
0.49%
0.59%
0.54%
2Q18
3Q18
4Q18
1Q19
2Q19
MUAH
Reference Banks' Average3

Net Charge-offs (Recoveries) / Average Loans[1,4]


1.0%
0.5%
0.0%
-0.5%
0.39%
0.41%
0.44%
0.47%
0.45%
0.04%
0.03%
0.31%
0.08%
0.09%
2Q18
3Q18
4Q18
1Q19
2Q19
MUAH
Reference Banks' Average3

Criticized[5] & Nonaccrual Loans / Total Loans


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.82%
1.80%
1.46%
1.99%
2.01%
0.49%
0.49%
0.49%
0.72%
0.68%
2Q18
3Q18
4Q18
1Q19
2Q19
Criticized Percent of Total Loans Held For Investment
Nonaccrual Loans % of Total Loans Held For Investment

Nonperforming Assets by Loan Type ($MM)


$700
$600
$500
$400
$300
$200
$100
$0
23
100
11
270
0.25%
20
111
12
268
0.26%
1
19
121
12
269
0.25%
3
20
124
12
478
0.37%
1
19
120
9
454
0.35%
2Q18
3Q18
4Q18
1Q19
2Q19
Commercial & Industrial
Commercial Mortgage
Residential Mortgage
Unsecured Consumer and Home Equity
Other (OREO)
NPA / Total Assets

1. Source: SNL Financial and company reports
2. Total Loans for MUAH is based on Total Loans Held for Investment; Total Loans for Reference Banks' Average is based on gross loans which includes loans held for sale
3. Reference Banks consist of 13 CCAR-filing public regional banks depicted on slide 3 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through August 6, 2019 (Source: SNL Financial)
4. Annualized ratio
5. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on regulatory ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

26

Strong Liquidity Position and Diverse Funding Mix • Strong liquidity position – as of quarter ended March 31, 2019, MUAH’s modified LCR ratio was 159% vs. 124% for core peers • Unpledged securities of $22.2 billion (as of 6/30/2019); ability to meet expected obligations for at least 18 months without access to funding • Key sources of funding consist primarily of deposits ($94.6 billion as of 6/30/2019), supplemented by wholesale funding ($24.5 billion as of 6/30/2019) • Diversified wholesale funding mix, including borrowings from the parent (Total Loss Absorbing Capacity debt), capital markets, and Federal Home Loan Bank (FHLB) of San Francisco • Unused FHLB capacity is $20.9 billion (as of 6/30/2019) MUAH Liquidity Coverage Ratio (As of 3/31/2019) MUAH Funding Profile (As of 6/30/2019) 1 Core peer (modified LCR) $ in billions avg. 124% MUAH 159% FHLB 13.7 KEY 144% HBAN 142% TLAC 6.5 BBT 130% MTB 121% TERM DEBT 2.1 FITB 117% CFG 115% FED FUNDS/CP 0.9 RF 111% OTHER BORROWINGS² 1.6 STI 111% 1. Core peer set are BBT, CFG, CMA, FITB, HBAN, KEY, MTB, RF, STI. CMA is not required to disclose LCR (as assets are under $100 billion) 2. Includes non-recourse debt MUFG Americas Holdings Corporation Investor Presentation, 2Q19 27

High Quality Investment Portfolio 1 Investment Portfolio Commentary ($ in billions) • Agency residential mortgage-backed securities consist of securities guaranteed by a U.S. government corporation, such as Ginnie Mae, or a government-sponsored agency such as Freddie Mac or Fannie Mae • Commercial mortgage-backed securities are collateralized by commercial mortgage loans and are generally subject to prepayment penalties • CLOs consist of structured finance products that securitize a diversified pool of loan assets into multiple classes of notes • Other debt securities primarily consist of direct bank purchase bonds, which are not rated by external credit rating agencies Investment Portfolio Distribution2 US Treasury: 9.9% CMBS: 11.2% CLOs: 6.0% US Govt-Sponsored Agencies: 2.3% RMBS: 66.3% Other: 4.4% 1. Source: Fair value of securities in MUAH 10Q Filings as of June 30, 2019 and March 31, 2019 respectively 2. Source: MUAH 10Q Filing as of June 30, 2019 MUFG Americas Holdings Corporation Investor Presentation, 2Q19 28

High Quality Securities Financing Portfolio (MUSA) as of 6/30/19 Securities Financing Maturity Profile • Securities financing activity largely conducted through MUSA 25,000 • Securities financing portfolio is primarily $20,710 20,000 collateralized by high quality, liquid assets • Approximately 87% is collateralized by U.S. ) s 15,000 n o i l Treasuries and Agency MBS and 13% is l i $11,057 M ( $9,577 $ 10,000 $8,475 backed by equities, credit and other $5,834 $5,008 $5,051 • Robust risk management framework governs 5,000 $2,237 secured financing profile including guidelines 0 and limits for tenor gaps, counterparty 1 O/N and Continuous 2-30 days 31-90 days > 90 days concentration and stressed liquidity outflows Assets Liabilities Assets Liabilities 4.7% 2.8% 4.3% 3.1% 5.9% 6.1% U.S. Treasury Agency MBS 42.8% Corporate Bonds 52.7% 33.9% Municipal and Other 43.8% Equities 1. Includes continuous maturities which include open trades and term evergreen transactions that are primarily used to fund inventory MUFG Americas Holdings Corporation Investor Presentation, 2Q19 29

Interest Rate Risk Management of Exposures Other Than Trading Net Interest Income (NII) Sensitivity ($MM) +200 bps 12-month horizon Gradual parallel yield curve shift over -100 bps For additional information regarding estimates and assumptions used in our net interest income sensitivity analysis see “Market Risk Management - Interest Rate Risk Management” in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2018 Form 10-K MUFG Americas Holdings Corporation Investor Presentation, 2Q19 30

Strong and High Quality Capital Base

MUAH's capital ratios exceed the average of the Reference Banks[1]

Regulatory:					
Common Equity Tier 1 risk-based capital ratio	10.53%	13.82%	13.95%	13.96%	16.58%
Tier 1 risk-based capital ratio	11.85	13.82	13.95	13.96	16.58
Total risk-based capital ratio	13.97	14.49	14.60	14.60	17.54
Tier 1 leverage ratio	9.45	8.68	8.70	8.77	10.38
Other:					
Tangible common equity ratio[2]	8.41	8.12	7.96	7.89	9.65

MUAH reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules.

- In February 2019, the FRB granted MUAH and other Large and Non-Complex firms one-time administrative burden relief from participating in the 2019 CCAR cycle
- However, MUAH remains subject to U.S. Capital Plan Rule and internal stress testing regulations and completed, with Board approval, its Annual Capital Plan in March 2019:
  - Planned Capital Actions contained within the Annual Capital Plan were submitted as required to the FRB and fall below the FRB calculations for maximum pre-approval limits

- As part of the one-time regulatory administrative burden relief, the FRB also granted MUAH one-time relief from 2019 Mid-Cycle DFAST stress testing requirements

1. Reference Banks consist of 13 CCAR-filing public regional banks listed on slide 3 plus the four largest U.S. money center banks. Reference Banks' average based on reporting through August 6, 2019 (Source: SNL Financial)
2. Non-GAAP financial measures. Refer to our separate reconciliation of non-GAAP financial measures in our 10-Q for the quarters ended June 30, 2019, March 31, 2019, September 30, 2018, and 10-K for the year ended December 31, 2018.

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

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Strong Credit Ratings

For the rating agencies, strong capital and conservative asset quality mitigate MUAH's financial performance and a higher level of wholesale funding relative to peers

Senior Unsecured / ST	Moody's	S&P	Fitch
Mitsubishi UFJ Financial Group, Inc. *Parent*	A1 P-1	A- -	A F1
MUFG Bank, Ltd. *OpCo*	A1 P-1	A A-1	A F1
MUFG Americas Holdings Corporation *Intermediate Holding Co.*	A2 -	A- A-2	A F1
MUFG Union Bank, N.A. (*OpCo*)	A2 P-1	A[1] A-1	A F1
MUFG Securities Americas Inc. *Broker Dealer*	N/R	A A-1	A F1

Reference Banks' Credit Ratings (6/30/19)

Long-term ratings	S&P	Moody's	Fitch	S&P	Moody's	Fitch
U.S. Bancorp	A+	A1	AA-	AA-	A1	AA-
Wells Fargo & Company	A-	A2	A+	A+	Aa2	AA-
Bank of America Corp.	A-	A2	A+	A+	Aa2	AA-
JPMorgan Chase & Co.	A-	A2	AA-	A+	Aa2	AA
BB&T Corporation	A-	A2	A+	A	A1	A+
MUAH	A-	A2	A	A	A2	A
PNC Financial Services	A-	A3	A+	A	A2	A+
M&T Bank	A-	A3	A	A	A3	A
Comerica	BBB+	A3	A	A-	A3	A
Fifth Third Bancorp	BBB+	Baa1	A-	A-	A3	A-
Citigroup Inc.	BBB+	A3	A	A+	Aa3	A+
KeyCorp	BBB+	Baa1	A-	A-	A3	A-
SunTrust Banks	BBB+	Baa1	A-	A-	Baa1	A-
Citizens Financial Group	BBB+	NR	BBB+	A-	Baa1	BBB+
Huntington	BBB+	Baa1	A-	A-	A3	A-
Capital One Financial Corp.	BBB	Baa1	A-	BBB+	Baa1	A-
Regions Financial Corp.	BBB+	Baa2	BBB+	A-	Baa2	BBB+
Zions Bancorporation	-	-	-	BBB+	Baa2	BBB

1. On April 16, 2018, S&P revised MUAH and MUB's outlook to positive from stable. The change in outlook is followed by S&P's revision to the MUFG Group's outlook to positive from stable which was a result of S&P revising the outlook on Japan's long-term sovereign rating as a result of healthier economic prospects to positive from stable.

MUFG Americas Holdings Corporation Investor Presentation, 2Q19

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Appendix 33

MUAH Unsecured Long-Term Debt Outstanding and Maturity Schedule1 As of June 30, 2019 MUFG Americas Holdings Corp. Senior Subordinated Preferred External Issued to MUFG Bank External Issued to MUFG Bank $400MM 3.50% Notes due 6/2022 $1,625MM Floating Rate Term Loan due 12/2021 -- -- $400MM 3.00% Notes due 2/2025 $3,250MM Floating Rate Term Loan due 12/2022 $1,625MM Floating Rate Term Loan due 12/2023 €21.0MM Floating Rate Term Loan due 12/2023 MUFG Union Bank, N.A. Senior Subordinated Preferred External Issued to MUFG Bank External Issued to MUFG Bank $1000MM 3.15% Notes due 4/2022 -- -- $300MM Floating Rate Notes due 3/2022 Other MUAH Subsidiaries Senior Subordinated Preferred External Issued to MUFG Bank / Affiliates External Issued to MUFG Bank / Affiliates -- $250MM Floating Rate Term Loans due 12/2020 - 5/2021 -- -- $205MM Fixed Rate Term Loans due 9/2019 - 5/2024 Long-Term Debt Redemption Schedule - Next 10 Years 1. Excludes nonrecourse debt, junior subordinated debt, FHLB Loans and capital leases 2. Based on various float and fixed rate borrowings due between 2019 and 2024 MUFG Americas Holdings Corporation Investor Presentation, 2Q19 34

Contacts

Daniel Weidman
Managing Director, Corporate Communications
213-236-4050
daniel.weidman@unionbank.com

Pawan Adhikari
Treasury CFO / Investor Relations
415-765-4252
pawan.adhikari@unionbank.com

Investor Relations
MUFG Americas Holdings Corporation
212-782-6872
DebtCapitalMarketsIR@unionbank.com

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